UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 11, 2015
(Date of Report - date of earliest event reported)

Tekmira Pharmaceuticals Corporation
(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation or Organization)	001-34949 (Commission File Number)	98-0597776 (I.R.S. Employer Identification No.)

100-8900 Glenlyon Parkway Burnaby, British Columbia, Canada (Address of Principal Executive Offices)		V5J 5J8 (Zip Code)

(604) 419-3200
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Amendment No. 1 to Form 8-K (this “Amendment No. 1”) is being filed as an amendment to the Current Report on Form 8-K filed by Tekmira Pharmaceuticals Corporation, a British Columbia corporation (“Tekmira”), on January 12, 2015 (the “Original 8-K”).  The Original 8-K was filed to report that Tekmira, TKM Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Tekmira (“Merger Subsidiary”), and OnCore Biopharma, Inc., a Delaware corporation (“OnCore”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Merger Subsidiary will merge with and into OnCore (the “Merger”), with OnCore surviving as a wholly-owned subsidiary of Tekmira.

Item 1.01. Entry into a Material Definitive Agreement.

The purpose of this Amendment No. 1 is to file (i)  a corrected version of the Merger Agreement (Exhibit 2.1), the previously filed version of which contained non-material secretarial errors, and (ii) a corrected version of the Presentation Transcript, dated January 12, 2015 (Exhibit 99.6), the previously filed version of which contained non-material transcription errors.  No other changes have been made to the Original 8-K.

Copies of the corrected Merger Agreement, dated January 11, 2015, and the corrected Presentation Transcript, dated January 12, 2015, are attached to this Amendment No. 1 as Exhibits 2.1 and 99.6, respectively, and are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of business acquired.

Not applicable

(b)           Pro forma financial information.

Not applicable

(c)           Shell company transactions.

Not applicable

(d)           Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated January 11, 2015, by and among Tekmira Pharmaceuticals Corporation, TKM Acquisition Corporation and OnCore Biopharma, Inc.

99.6	Presentation Transcript, dated January 12, 2015

 *Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain exhibits and schedules to this agreement have been omitted. The Company hereby agrees to furnish supplementally to the SEC, upon its request, any or all of such omitted exhibits or schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2015

TEKMIRA PHARMACEUTICALS CORPORATION

By:	/s/ Bruce G. Cousins
Name: Bruce G. Cousins Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated January 11, 2015, by and among Tekmira Pharmaceuticals Corporation, TKM Acquisition Corporation and OnCore Biopharma, Inc.

99.6	Presentation Transcript, dated January 12, 2015

* Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain exhibits and schedules to this agreement have been omitted. The Company hereby agrees to furnish supplementally to the SEC, upon its request, any or all of such omitted exhibits or schedules.